UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) February 25, 2020

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors

On February 25, 2020, Director Ronald Ruzic notified the Board of Directors of Vishay Intertechnology, Inc. (the "Company") that he intends to retire and not stand for re-election when his term expires at the 2020 annual meeting of stockholders.  Mr. Ruzic will continue to serve on the Board of Directors and its Audit and Nominating and Corporate Governance Committees through the end of his term.  The Company expresses its gratitude and appreciation for the many years of exemplary service that Mr. Ruzic provided to the Company and its stockholders.  Mr. Ruzic has not expressed any disagreements with the Company with respect to any matter relating to the Company's operations, policies or practices.

(e) Compensatory Arrangements of Certain Officers

Base Salaries

On February 28, 2020, the Compensation Committee of Vishay's Board of Directors approved the 2020 base salaries for Vishay's Executive Officers.

The base salaries for 2020 are set forth below, with approximate U.S. dollar equivalents based on the average exchange rate for 2019:

Name	2020 Base Salary
Marc Zandman	ILS 3,861,423 (approximately $1,080,000) (1)
Dr. Gerald Paul	€1,070,648 (approximately $1,200,000) (2)
Lori Lipcaman	€448,256 (approximately $500,000) (2)
Johan Vandoorn	€503,432 (approximately $570,000) (2)
David Valletta	$548,903
Clarence Tse	TWD 18,870,506 (approximately $610,000) (3)
Joel Smejkal	$461,966
Werner Gebhardt	€ 260,026 (approximately $290,000) (2)

(1) Salary will be paid in Israeli shekels
(2) Salary will be paid in euro
(3) Salary will be paid in new Taiwan dollars

Amendment to Employment Agreement

Also on February 28, 2020, the Compensation Committee of the Board of Directors approved changes in the value of the long-term incentive compensation (equity-based compensation) for Ms. Lipcaman.   Beginning in 2020, Ms. Lipcaman will receive an annual restricted stock units grant equal to 60% of her base salary.  This change was included in an amendment to Ms. Lipcaman’s employment agreement, filed as exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
First Amendment to Employment Agreement, dated February 28, 2020, between Vishay Europe GmbH (an indirect wholly owned subsidiary of Vishay Intertechnology, Inc.), Vishay Intertechnology, Inc., and Lori Lipcaman.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2020

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer